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Supplement to Statement of Additional Information dated March 1, 2016

Harbor Diversified International All Cap Fund
The following information regarding Marathon Asset Management LLP (“Marathon-London”), the subadviser for Harbor Diversified International All Cap Fund, has changed:
Effective September 22, 2016, Simon Somerville will join Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Michael Godfrey, David Cull and Robert Anstey as portfolio manager for Harbor Diversified International All Cap Fund. Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull, Anstey and Somerville jointly manage the Harbor Diversified International All Cap Fund.
Mr. Somerville recently joined Marathon-London as Portfolio Manager and will manage a portion of their Japanese investments.
All references in the Statement of Additional Information to Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull and Anstey as joint portfolio managers for Harbor Diversified International All Cap Fund are hereby replaced with references to Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull, Anstey and Somerville as joint portfolio managers for Harbor Diversified International All Cap Fund.

Other Accounts Managed
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Simon Somerville*
All Accounts	4	$2,025	10	$24,023	52	$25,203
Accounts where advisory fee is based on account performance (subset of above)	2	1,673	10	24,023	9	2,775
* As of July 31, 2016.

SECURITIES OWNERSHIP
As of July 31, 2016, Mr. Somerville did not beneficially own any shares of Harbor Diversified International All Cap Fund.
September 22, 2016

Harbor Unconstrained Bond Fund
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve the Harbor Unconstrained Bond Fund. The liquidation of the Fund is expected to occur on July 29, 2016. The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the liquidation date.
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the date of the Fund’s liquidation.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned liquidation date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining
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Supplement to Statement of Additional Information dated March 1, 2016 — Continued

maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of seeking total return.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on July 22, 2016.
May 18, 2016

Harbor Bond Fund
Effective June 1, 2016, Harbor Bond Fund shall have additional flexibility to invest in securities rated below investment grade. The percentage of the Fund’s total assets that may be invested in securities rated below investment grade is increasing from 15% of total assets to 20% of total assets. In addition, the minimum credit quality rating applicable to securities rated below investment grade is being removed.
Accordingly, effective June 1, 2016, the first paragraph on page 5 within the “Below Investment-Grade Fixed Income Securities” section under Investment Policies is hereby replaced in its entirety with the following:
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund invest primarily in below investment-grade securities. Harbor Global Growth Fund, Harbor Commodity Real Return Strategy Fund, Harbor Unconstrained Bond Fund, Harbor Bond Fund and Harbor Real Return Fund may invest up to 5%, 10%, 40%, 20% and 10%, respectively, of its assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds. For all securities other than mortgage-related securities, the investments of Harbor Commodity Real Return Strategy Fund and Harbor Real Return Fund in below investment-grade securities are limited to those rated B or higher by S&P, Moody’s or Fitch Ratings, or, if unrated, determined to be of comparable quality. For mortgage-related securities, these Funds may invest in securities of any credit quality, including those rated below B.
May 17, 2016
Investors Should Retain This Supplement For Future Reference
S0922.SAI.0301
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